Scudder Massachusetts
Tax Free Fund

Supplement to Prospectus
Dated August 1, 1998

The following replaces text in the "Why invest in these Funds?" section on page 10:

As illustrated by the chart on the preceding page, depending on your tax bracket and individual situation, you may earn a substantially higher after-tax return from these Funds than from comparable investments that pay income subject to both Massachusetts personal income tax and regular federal income tax. For example, if your regular federal marginal tax rate is 36% and your Massachusetts tax rate is 12%, your effective combined marginal tax rate is 43.68% when adjusted for the deductibility of state taxes. This means, for example, you would need to earn a taxable return of 7.44% to receive after-tax income equal to the 4.19% tax-free yield provided by Scudder Massachusetts Tax Free Fund for the 30-day period ended March 31, 1998, or earn a taxable return of 6.9% to receive after-tax income equal to the 3.9% tax-free yield provided by Scudder Massachusetts Limited Term Tax Free Fund for the 30-day period ended October 31, 1997. In other words, it would be necessary to earn $1,775 from a taxable investment to equal $1,000 of tax-free income you receive from either Fund. The yield levels of tax-free and taxable investments continually change. Before investing in a Fund, you should compare its yield to the after-tax yield you would receive from a comparable investment paying taxable income.

September 2, 1998